      UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION


The following unaudited pro forma condensed combined financial information of XOOM.com, Inc. ("XOOM.com") gives effect to the acquisition of MightyMail Networks, Inc. ("MightyMail Networks"). The historical financial information has been derived from the historical financial statements of XOOM.com and MightyMail Networks, and should be read in conjunction with such financial statements and the notes thereto included in or incorporated by reference in this Form 8-K/A.

The unaudited pro forma condensed combined balance sheet as of March 31, 1999 has been prepared assuming the MightyMail Networks acquisition took place as of that date and includes the allocation of the total purchase consideration to the fair values of the assets and liabilities of MightyMail Networks.

The unaudited pro forma condensed combined statements of operations combine XOOM.com's and MightyMail Networks' historical statements of operations for the year ended December 31, 1998 and the three months ended March 31, 1999 and give effect to the merger, including the amortization of goodwill and other intangible assets, as if it occurred on January 1, 1998 and 1999, respectively.

The unaudited pro forma condensed combined information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the transactions had been consummated as of the dates indicated, nor is it necessarily indicative of future operating results or financial condition of XOOM.com.

Xoom.com
UNAUDITED PRO FORMA
CONDENSED COMBINED CONSOLIDATED BALANCE SHEETS
(in thousands)


                                                                                   As of March 31, 1999
                                                    ---------------------------------------------------------------------------
                                                                       Historical
                                                    -----------------------------------------     Pro Forma
                                                                                                   Business
                                                                       MightyMail                Combination
                                                     Xoom.com, Inc.     Networks     Combined    Adjustments        Pro Forma
                                                    ---------------------------------------------------------------------------
ASSETS

Current assets
      Cash and cash equivalents                        $ 43,381          $ 39     $ 43,420           $ -             $ 43,420
      Short-term investments                              9,290             -        9,290             -                9,290
      Accounts receivable, net                            1,610             -        1,610             -                1,610
      Inventories                                           282             -          282             -                  282
      Other current assets                                  477           153          630             -                  630
                                                   ---------------------------------------------------------------------------

Total current assets                                     55,040           192       55,232             -               55,232

      Fixed assets, net                                   3,248            76        3,324             -                3,324
      Goodwill, net                                       3,165             -        3,165        18,604     (2)       21,769
      Intangibles, net                                    1,490             -        1,490         3,459     (2)        4,949
      Investments                                         1,004             -        1,004                              1,004
      Other assets                                          843             -          843             -                  843
                                                   ---------------------------------------------------------------------------

Total assets                                           $ 64,790         $ 268     $ 65,058      $ 22,063             $ 87,121
                                                   ---------------------------------------------------------------------------
                                                   ---------------------------------------------------------------------------


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
      Accounts payable                                  $ 2,097         $ 207     $  2,304         $ 300     (1)      $ 2,604
      Accrued compensation and related expenses             863            39          902             -                  902
      Other accrued liabilities                           1,303             -        1,303             -                1,303
      Deferred revenue                                      411             -          411             -                  411
      Notes payable                                       1,191            60        1,251             -                1,251
      Contingency accrual                                 1,000             -        1,000             -                1,000
                                                   ---------------------------------------------------------------------------

Total current liabilities                                 6,865           306        7,171           300                7,471

Notes payable, less current portion                         370             -          370             -                  370
Capital lease obligations, less current portion             105             -          105             -                  105

Stockholders' equity:
      Preferred stock                                         -           451          451          (451)    (3)            -
      Common stock                                       75,801         2,393       78,194        20,421 (1),(3)       98,615
      Note receivable from shareholder                        -            (7)          (7)            -                   (7)
      Deferred compensation                                (674)       (1,468)      (2,142)        1,468     (3)         (674)
      Accumulated deficit                               (17,677)       (1,407)     (19,084)          325 (3),(4)      (18,759)
                                                   ---------------------------------------------------------------------------
Total stockholders' equity                               57,450           (38)      57,412        21,763               79,175
                                                   ---------------------------------------------------------------------------
Total liabilities and stockholders' equity             $ 64,790          $268     $ 65,058      $ 22,063             $ 87,121
                                                   ---------------------------------------------------------------------------
                                                   ---------------------------------------------------------------------------

Xoom.com

UNAUDITED PRO FORMA CONDENSED COMBINED
CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)                                    For the Year Ended December 31, 1998
                                                           ----------------------------------------------------------------
                                                                         Historical
                                                           ------------------------------------  Pro Forma
                                                                                                 Business
                                                                          MightyMail            Combination
                                                           Xoom.com, Inc.  Networks    Combined  Adjustments  Pro Forma
                                                           ----------------------------------------------------------------
Net revenue                                                 $   8,318     $     355    $ 8,673   $      -     $  8,673

Cost of net revenue                                             3,584           215      3,799          -        3,799
                                                            ---------------------------------------------------------------

Gross profit                                                    4,734           140      4,874          -        4,874

Operating expenses:
       Operating and development                                3,840            62      3,902          -        3,902
       Sales and marketing                                      2,835            57      2,892          -        2,892
       General and administrative                               3,366           297      3,663          -        3,663
       Purchased in-process research and development              790             -        790          - (A)      790
       Amortization of deferred compensation                    1,416             -      1,416                   1,416
       Amortization of goodwill and other intangible assets     1,843             -      1,843      5,245 (B)    7,088
                                                            ---------------------------------------------------------------
Total operating expenses                                       14,090           416     14,506      5,245       19,751

Loss from operations                                           (9,356)         (276)    (9,632)    (5,245)     (14,877)

Other Income (expense):
       Interest income                                            187             1        188          -          188
       Interest expense                                          (135)           (6)      (141)         -         (141)
       Interest expense related to warrant                     (1,494)            -     (1,494)         -       (1,494)
                                                            ---------------------------------------------------------------
Net loss                                                    $ (10,798)    $    (281) $ (11,079)  $ (5,245)    $(16,324)
                                                            ---------------------------------------------------------------
                                                            ---------------------------------------------------------------
Basic and diluted net loss per share                                                                      (C) $  (1.83)
                                                                                                          -----------------
                                                                                                          -----------------
Shares used in per share calculation                                                                      (C)    8,930
                                                                                                          -----------------
                                                                                                          -----------------

Xoom.com

UNAUDITED PRO FORMA CONDENSED COMBINED
CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)                                   For the Three Months Ended March 31, 1999
                                                      -----------------------------------------------------------------------------
                                                                            Historical
                                                      -------------------------------------------       Pro Forma
                                                                                                        Business
                                                                             MightyMail                Combination
                                                           Xoom.com, Inc.     Networks   Combined      Adjustments    Pro Forma
                                                      -----------------------------------------------------------------------------
Net revenue                                                $  4,422       $      -      $  4,422     $      -           $  4,422

Cost of net revenue                                           2,042                        2,042            -              2,042
                                                      -----------------------------------------------------------------------------

Gross profit                                                  2,380              -         2,380            -              2,380

Operating expenses:
       Operating and development                              1,149            462         1,611            -              1,611
       Sales and marketing                                    2,434             19         2,453            -              2,453
       General and administrative                             1,623            205         1,828            -              1,828
       Purchased in-process research and development              -              -             -            - (A)              -
       Amortization of deferred compensation                    230            524           754            -                754
       Amortization of goodwill and other intangible
         assets                                                 862              -           862        1,379 (B)          2,241
                                                      -----------------------------------------------------------------------------
Total operating expenses                                      6,298          1,210         7,508        1,379              8,887

Loss from operations                                         (3,918)        (1,210)       (5,128)      (1,379)            (6,507)

Other Income (expense):
       Interest income                                          640              1           641            -                641
       Interest expense                                         (30)            (2)          (32)           -                (32)
                                                      -----------------------------------------------------------------------------
Net loss                                                   $ (3,308)      $ (1,211)     $ (4,519)    $ (1,379)          $ (5,898)
                                                      -----------------------------------------------------------------------------
                                                      -----------------------------------------------------------------------------
Basic and diluted net loss per share                                                                                (C) $  (0.40)
                                                                                                                    ---------------
                                                                                                                    ---------------
Shares used in per share calculation                                                                                (C)   14,862
                                                                                                                    ---------------
                                                                                                                    ---------------


                                       XOOM.COM
                 NOTES TO THE SELECTED UNAUDITED PRO FORMA CONDENSED
                            COMBINED FINANCIAL INFORMATION

The total estimated purchase consideration of the MightyMail Networks merger has been allocated on a preliminary basis to assets and liabilities based on management's estimate of their fair values. The excess of the purchase cost over the fair value of the net assets acquired has been allocated to goodwill. This allocation is subject to change pending the completion of the final analysis of the fair value of the assets acquired and liabilities assumed. The impact of these changes cold be material.

The adjustments to the unaudited pro forma condensed combined balance sheet as of March 31, 1999 have been calculated as if the merger occurred on March 31, 1999 and are as follows:

(1) To reflect the acquisition of MightyMail Networks for a total estimated purchase price of approximately $23,114,000. The purchase price consists of the following:

     - Issuance of 302,354 shares of Xoom.com's Common Stock to the shareholders of MightyMail Networks with an estimated fair value of $21,497,000. The estimated fair value per share of XOOM.com's common stock issued is based on the average closing price of XOOM.com's common stock on May 5, 1999 (the day the merger was announced) and the three days prior and subsequent to such date.

     - Assumption of options to purchase 21,182 shares of XOOM.com's Common Stock with a fair value of $1,317,000. The fair value of the options assumed is based on the Black-Scholes model using the following assumptions:

          - Fair market value of the underlying shares is based on the average closing price of XOOM.com's common stock on May 5, 1999 (the day the merger was announced) and the three days prior and subsequent to such date
          -    Expected life of 3 years
          -    Expected volatility of 1.0
          -    Risk-free interest rate of 5.16%
          -    Expected dividend rate of 0%

     -    Other related transaction and merger costs estimated to be $300,000.

(2) Recognition of the excess purchase cost of $22,063,000 over the fair value of the net tangible liabilities acquired, have been recorded as goodwill and other intangible assets as follows:

          -    Developed technology             $   847,000
          -    Core Technology                    2,436,000
          -    Acquired workforce                   176,000
          -    Goodwill                          18,604,000
                                                -----------
                                                $22,063,000
                                                -----------
                                                -----------

(3) To reflect the elimination of the historical stockholders' equity accounts of MightyMail Networks

(4) Recognition of purchased in-process research and development charge of $1,082,000

The adjustments to the unaudited pro forma condensed combined consolidated statements of operations for the year ended December 31, 1998 and the three months ended March 31, 1999 have been calculated assuming that the merger occurred as of January 1, 1998 and January 1, 1999, respectively and are as follows:

(A) The purchased in-process research and development charge of $1,082,000 has been excluded from net loss for the year ended December 31, 1998 and the three months ended March 31, 1999, as it represents a non-recurring charge. The charge will be recorded in the three months ended June 30, 1999.

(B) To reflect the amortization of goodwill and other intangible assets resulting from the merger. The goodwill and other intangible assets are being amortized over a period of four years.

(c) Basic and diluted net loss per share reflects the issuance of 302,354 shares of XOOM.com's common stock, as if the shares had been outstanding for the entire period. The effect of stock options issued assumed in the merger have not been included, as their inclusion would be anti-dilutive.